UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 11, 2008

Clearant, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50309	912190195
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1801 Avenue of the Stars, Suite 435, Los Angeles, California		90067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 479-4570

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2008, Kenneth W. Davidson and Alan S. Blazei were appointed to our board of directors.

Kenneth W. Davidson is the Chairman of the Board of Directors of DJO LLC, a global provider of high-quality, orthopedic devices, with a broad range of products used for rehabilitation, pain management and physical therapy with approximately $1 billion in revenues. From October 2000 to November 2007, Mr. Davidson served as Chief Executive Officer and in various other executive and board capacities with ReAble Therapeutics, Inc., a portfolio company of the Blackstone Group, and its predecessor Encore Medical, a publicly held orthopedic company. From 1986 to 2000, Mr. Davidson served as Chairman, President and CEO of Maxxim Medical, Inc., a publicly held medical supply company. Previously, Mr. Davidson held various positions with Intermedics, Inc., a pacemaker equipment manufacturer, Baxter Laboratories, a publicly held healthcare product and service company, and Merck & Co, a human and animal health care product company. Mr. Davidson is also a Board Member of Medical Action Industries, a leading supplier of medical and surgical products.

Alan S. Blazei is the Chief Financial Officer and a member of the Board of Directors of Entelos, a life sciences company improving human health through predictive biosimulation since 2001. From 1989 to 2000, Mr. Blazei served as the Executive Vice President and Chief Financial Officer of Maxxim Medical. From 1986 to 1989 he served as the Vice President of Finance for NTRON, a division of Sunrise Medical, Inc., a manufacturer and distributor of electro-medical equipment. From 1984 to1986, he served as Partner for Madera Associates, a computer distributor and consulting group. Mr. Blazei received an M.B.A. from University of Minnesota and his B.B.A. from St. Cloud State University. He is also a certified public accountant.

There are no family relationships between any of our directors or executive officers. None of the directors has had a material interest in any of our transactions since the beginning of our last fiscal year.

Item 7.01 Regulation FD Disclosure.

On September 11, 2008, we issed a press release announcing our appointment of Kenneth W. Davidson and Alan S. Blazei to our board of directors. The full text of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated September 11, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearant, Inc.

September 11, 2008	By:	Jon M. Garfield

Name: Jon M. Garfield
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 11, 2008